Exhibit 31.2

CERTIFICATION
PURSUANT TO 17 CFR 240.13a-14
PROMULGATED UNDER
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen J. Benedetti, certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 10-K of Dynex Capital, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 1, 2006	/s/ Stephen J. Benedetti
Stephen J. Benedetti
Principal Executive Officer and Chief Operating Officer